LEASES - Lessor (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
LEASES
Interest income	$ 390	$ 266	$ 75
Sales-Type Lease, Lease Income, Statement of Income or Comprehensive Income [Extensible Enumeration]	Nonoperating Financial Income Expense Net	Nonoperating Financial Income Expense Net	Nonoperating Financial Income Expense Net
Product revenue from sales-type leases	$ 15,707	$ 15,937	$ 19,802
Cost of product revenue from sales-type leases	1,406	4,178	$ 2,152
Short term net investment in lease receivable	11,682	8,367
Long-term net investment in lease receivable	15,753	$ 16,798
Future sales-type lease receipts
2025	8,959
2026	8,348
2027	4,625
2028	2,271
2029 and thereafter	4,141
Total future minimum receipts	28,344
Less - unearned interest income	(909)
Total	$ 27,435